UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2009

KENTUCKY FIRST FEDERAL BANCORP
(Exact Name of Registrant as Specified in Its Charter)

United States	0-51176	61-1484858
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

479 Main Street, Hazard, Kentucky	41702
(Address of principal executive offices)	(Zip Code)

(502) 223-1638
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes In Registrant's Certifying Accountant

(a)  Previous independent registered public accounting firm

On August 20, 2009, Kentucky First Federal Bancorp (the "Registrant") formally notified BKD, LLP (“BKD”) that such firm would not be retained as the Registrant’s independent registered public accounting firm for the fiscal year ending June 30, 2010.  However, BKD is engaged to audit the Registrant’s consolidated financial statements for the fiscal year ended June 30, 2009.

BKD's reports on the Registrant's financial statements for the fiscal years ended June 30, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  During the Registrant's two most recent fiscal year ends (the fiscal years ended June 30, 2008 and 2007) and through August 20, 2009, there were no disagreements with BKD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BKD, would have caused BKD to make reference to the subject matter of the disagreements in their report on the financial statements for such years.  During the Registrant’s two most recent fiscal year ends (the fiscal years ended June 30, 2008 and 2007) and through August 20, 2009, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.  The Registrant has provided BKD with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Registrant requested that BKD deliver to the Registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. BKD's letter is filed herewith as Exhibit 16.

(b) Appointment of new independent registered public accounting firm

On August 20, 2009, the Registrant engaged Crowe Horwath LLP to conduct the audit of the Registrant’s consolidated financial statements for the fiscal year ending June 30, 2010.

During the Registrant’s two most recent fiscal year ends (the fiscal years ended June 30, 2008 and 2007) and through August 20, 2009, the Registrant did not consult with Crowe Horwath LLP, regarding application of accounting principles to any specified transaction or the type of report that might be rendered on the Registrant’s financial statements or any other matters or “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item  9.01 Financial Statements And Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	The following exhibit is filed herewith:

Exhibit 16        Letter of BKD LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KENTUCKY FIRST FEDERAL BANCORP

Date: August 20, 2009	By:
Don D. Jennings
President and Chief Operating Officer